

<ARTICLE>                     5
<LEGEND>
This schedule contains summary financial information extracted from Swift Energy
Income  Partners  1990-C,  Ltd.'s balance sheet and statement of operations con-
taind in its Form 10-Q for the quarter  ended June 30, 1997 and is  qualified in its entirety by reference to such financial statements.
</LEGEND>

<PERIOD-TYPE>                   6-MOS
<FISCAL-YEAR-END>                              DEC-31-1997
<PERIOD-END>                                   JUN-30-1997
<CASH>                                         1,148
<SECURITIES>                                   0
<RECEIVABLES>                                  88,540
<ALLOWANCES>                                   0
<INVENTORY>                                    0
<CURRENT-ASSETS>                               89,688
<PP&E>                                         5,847,686
<DEPRECIATION>                                 (4,878,585)
<TOTAL-ASSETS>                                 1,075,668
<CURRENT-LIABILITIES>                          147,876
<BONDS>                                        0
<PREFERRED-MANDATORY>                          0
<PREFERRED>                                    0
<COMMON>                                       0
<OTHER-SE>                                     905,512
<TOTAL-LIABILITY-AND-EQUITY>                   1,075,668
<SALES>                                        248,048
<TOTAL-REVENUES>                               249,018
<CGS>                                          0
<TOTAL-COSTS>                                  163,130<F1>
<OTHER-EXPENSES>                               0
<LOSS-PROVISION>                               0
<INTEREST-EXPENSE>                             0
<INCOME-PRETAX>                                49,300
<INCOME-TAX>                                   0
<INCOME-CONTINUING>                            49,300
<DISCONTINUED>                                 0
<EXTRAORDINARY>                                0
<CHANGES>                                      0
<NET-INCOME>                                   49,300
<EPS-PRIMARY>                                  0
<EPS-DILUTED>                                  0

<F1>Includes lease operating expenses, production taxes and depreciation, depletion and amoritzation expense. Excludes general and administrative and interest expense.

